UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

Tribeca Strategic Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43318	98-1892463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas, 6th Floor

New York, New York 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 646-593-7050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units each consisting of one Class A ordinary share and one right	BIDWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BID	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial business combination	BIDWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 1, 2026, Tribeca Strategic Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 14,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $140,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”). BTIG, LLC, as representative of the underwriters in the IPO, has not exercised its 45-day option to purchase up to an additional 2,100,000 Units to cover over-allotments as of the date of this Current Report on Form 8-K. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $140,000,000.

Simultaneously with the closing of the IPO on June 1, 2026, the Company completed the private sales of an aggregate of 470,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $4,700,000, of which 330,000 Private Placement Units were sold to the Tribeca Strategic Partners Holdco LLC, the Company’s sponsor, and 140,000 Private Placement Units were sold to BTIG, LLC

A total of $140,350,000, or $10.025 per Unit, comprised of the net proceeds from the IPO (which amount includes up to $4,900,000 of the underwriters’ deferred underwriting commissions) and a portion of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Efficiency, INC., acting as trustee.

An audited balance sheet as of June 1, 2026 reflecting the receipt of the proceeds from the IPO and the Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Audited Balance Sheet as of June 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBECA STRATEGIC ACQUISITION CORP.

	By:	/s/ Timothy R. Ramdeen
		Name:	Timothy R. Ramdeen
		Title:	Chief Executive Officer and Chairman
Dated: June 11, 2026

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